UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
 EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 27, 2017

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-13661	61-1137529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 27, 2017, the Company held its 2017 annual meeting of shareholders.  As of the record date for the Annual Meeting, there were 22,642,046 shares of Common Stock outstanding and entitled to one vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 19,440,053 or 85.85% of the outstanding common shares entitled to vote were represented in person or by proxy.  Those shares were voted as follows:

1.        The following individuals were nominated in 2017 to serve as directors until the next annual meeting of shareholders in 2018.  All nominees were elected.  The results were as follows:

	Votes For	Votes Against	Abstain	Broker Non-Votes
J. McCauley Brown	14,932,140	25,973	22,774	4,459,166
Charles R. Edinger, III	14,482,155	475,982	22,750	4,459,166
David P. Heintzman	14,718,699	236,615	25,573	4,459,166
Donna L. Heitzman	14,827,435	127,114	26,338	4,459,166
Carl G. Herde	14,850,953	105,119	24,815	4,459,166
James A. Hillebrand	14,782,151	176,274	22,462	4,459,166
Richard A. Lechleiter	14,916,728	37,366	26,793	4,459,166
Richard Northern	14,843,171	110,465	27,251	4,459,166
Stephen M. Priebe	14,872,423	83,767	24,697	4,459,166
Norman Tasman	14,522,833	435,113	22,941	4,459,166
Kathy C. Thompson	14,764,560	193,031	23,296	4,459,166

2.        Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2017:

For	19,333,831
Against	69,078
Abstain	37,144
Broker non-vote	0

3.        Proposal to approve a non-binding resolution to approve the compensation of the Company’s named executive officers.

For	13,869,567
Against	381,898
Abstain	729,422
Broker non-vote	4,459,166

4.        Advisory vote on the frequency of future advisory votes approving the compensation of Stock Yards Bancorp’s named executive officers.

One year	11,597,594
Two years	479,331
Three years	2,100,711
Abstain	803,251

In light of the voting results from the annual meeting regarding shareholders' preference for how often the Company will hold future advisory votes on executive compensation,  the Company's Board of Directors has decided that the Company will hold an annual advisory vote on the compensation of named executive officers until the next vote on the frequency of shareholder votes on such compensation. This is the same frequency as had been recommended by the Board of Directors in connection with the submission of this item for shareholder vote at the annual meeting. The Company is required to hold votes on frequency every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 1, 2017	STOCK YARDS BANCORP, INC.

		By:	/s/ Nancy B. Davis
Nancy B. Davis
Executive Vice President, Treasurer and
Chief Financial Officer